                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant  /X/

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/X/   Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                                 WALLACE BARNES
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
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(2)  Aggregate number of securities to which transaction applies: Not applicable
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
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(4)  Proposed maximum aggregate value of transaction: Not applicable
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/ /  Fee paid previously with preliminary materials:
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)  Form, Schedule or Registration Statement No.: Not applicable
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(4)  Date Filed: Not applicable
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            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with a possible solicitation of proxies in support of the election of the nominees of
Steel to the Board of Directors of Del Global Technologies Corp. (the "Company")
at the 2003 annual meeting of the  stockholders  of the Company  scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

            Item 1: On April 22, 2003,  Steel issued the following press release announcing  that it has  added  Wallace  Barnes  to its  slate of  nominees  for election to the Del Global Board of Directors at the Annual Meeting.

PRESS RELEASE

              WALLACE BARNES ADDED TO DEL GLOBAL TECHNOLOGIES CORP.
                 STOCKHOLDERS' SLATE FOR MAY 14TH ANNUAL MEETING

            NEW YORK, NY - April 22, 2003 -- A group of Del Global  Technologies
Corp. (Pink Sheets:  DGTC.PK)  stockholders today announced that they have added
Wallace  Barnes to their slate of nominees  for election to the Del Global Board of Directors at the Company's  annual meeting of stockholders  scheduled for May
14, 2003. The group includes Steel Partners II, L.P., an investment  partnership controlled by Warren Lichtenstein,  and Henry Investment Trust, L.P., which acts as general partner to private investment  partnerships managed by investor David
W. Wright.

            Commenting on Mr.  Barnes'  addition to the slate,  Mr. Wright noted
that "We are delighted that Mr. Barnes has agreed to join us in seeking to bring true  shareholder  representation  to  the  Del  Global  board.  His  record  of accomplishment  and broad  experience are significant  resources that will be of real value to Del Global shareholders as we move forward."

            Wallace Barnes formerly served as Chief Executive Officer,  Chairman of the Board and  Non-Executive  Chairman of Barnes  Group Inc.,  a  diversified
international   manufacturer   of  precision   components   and  assemblies  and
distributor  of  industrial  supplies  listed on the NYSE.  Mr.  Barnes has also served as a director of Aetna Life &  Casualty  Company,  a  predecessor  of
Aetna Inc.(NYSE), a leading health care provider; as Chairman of the Board and a director of Rohr, Inc.(NYSE),  an aerospace supplier prior to its merger with B.
F. Goodrich Company;  and a director of Rogers  Corporation  (NYSE), a developer and  manufacturer  of  high-performance  specialty  materials  for the  wireless communications,  computers and networking,  imaging, transportation and consumer industries.

            Warren  Lichtenstein,  Managing  Partner of Steel  Partners II, L.P.
noted that,  "The addition of Mr. Barnes as a nominee  highlights once again the fact that this slate is comprised of independent,  accomplished business-persons seeking to bring  change to Del Global for the benefit of all  shareholders.  We consider  ourselves  fortunate  that  Wally  Barnes  was  able  to  take on this commitment on the short notice necessitated by the Del Board's recent actions."

                    ----------------------------------------

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

            STEEL PARTNERS II, L.P. ("STEEL") HAS MADE A PRELIMINARY FILING WITH
THE SEC OF PROXY  MATERIALS TO BE USED TO SOLICIT  VOTES FOR THE ELECTION OF ITS
NOMINEES AT THE ANNUAL MEETING OF STOCKHOLDERS OF DEL GLOBAL  TECHNOLOGIES CORP.
(THE  "COMPANY")  SCHEDULED  FOR  MAY  14,  2003.  STEEL  STRONGLY  ADVISES  ALL
STOCKHOLDERS  OF THE COMPANY TO READ THE PROXY  STATEMENT  WHEN IT IS  AVAILABLE
BECAUSE IT WILL CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY  STATEMENT  WILL BE

AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION,
THE PARTICIPANTS IN ANY SOLICITATION  WILL PROVIDE COPIES OF THE PROXY STATEMENT
WITHOUT  CHARGE  UPON  REQUEST.  REQUESTS  FOR COPIES  SHOULD BE DIRECTED TO THE
PARTICIPANTS' PROXY SOLICITOR,  INNISFREE M&A INCORPORATED, AT ITS TOLL-FREE
NUMBER: 888-750-5834.  DETAILED INFORMATION REGARDING THE IDENTITY AND INTERESTS
OF INDIVIDUALS  WHO MAY BE DEEMED  PARTICIPANTS  IN THE  SOLICITATION OF PROXIES
RELATING TO THE ANNUAL  MEETING  OTHER THAN  WALLACE  BARNES IS AVAILABLE IN THE
PRELIMINARY  PROXY STATEMENT FILED BY THE PARTICIPANTS WITH THE SEC ON APRIL 16,
2003.  DETAILED  INFORMATION  RELATING  TO WALLACE  BARNES IS  AVAILABLE  IN THE
SCHEDULE 13D FILED BY THE PARTICIPANTS WITH THE SEC ON THE DATE HEREOF.

Contact:    Michael Brinn

            Innisfree M&A Incorporated

            Telephone:  212-750-8253